EMPIRE                                                       204 STATE ROUTE 17B
RESORTS INC.                                                MONTICELLO, NY 12701
                                                           PHONE: (845) 807-0001
                                                             FAX: (845) 807-0000

June 29, 2005

Cayuga Nation of New York                 Cayuga Catskill Gaming Authority
Post Office Box 11                        c/o Cayuga Nation of New York
Versailles, New York 14168                Post Office Box 11
                                          Versailles, New York 14168

Ladies and Gentlemen:

            On April 3, 2003, the Cayuga Catskill Gaming Authority  entered into a Land Purchase Agreement with Catskill Development,  L.L.C., a New York limited liability company  (referred to in this letter as "Catskill").  Catskill was the owner of certain land to be conveyed to United  States in trust if certain terms and conditions are met,  including  various federal and state approvals.  At the same time,  both the  Authority and the Cayuga Nation of New York entered into a separate Letter Agreement with Catskill providing additional agreements relating to the development of a casino on the land.

            Empire  Resorts,  Inc., a Delaware  corporation  that was then named
Alpha  Hospitality  Corporation  was also a party to the April 3rd,  2003 Letter
Agreement,  as were Robert A. Berman and Morad  Tahbaz,  as managing  members of partnerships who were involved with the transactions.

            In 2004,  Catskill  and  Empire  Resorts,  Inc.  consolidated  their interests  in the  casino  project.  The  land  at the  site of the  casino  was transferred to Monticello Raceway Management,  Inc., a New York corporation that is a subsidiary of Empire Resorts, Inc. and it became a successor-in-interest to
Catskill under both the Land  Purchase  Agreement and the April 3rd, 2003 Letter
Agreement.  As a result,  the private  partnerships that both Mr. Berman and Mr.
Tahbaz were  involved  with at the time that these  agreements  were  originally entered into no longer have an interest in the project.

            This letter  acknowledges  that  Catskill  has  assigned  all of its rights and  responsibilities  under the Land  Purchase  Agreement to  Monticello
Raceway   Management,   Inc.,   and  it  has  assumed   Catskill's   rights  and
responsibilities under the Cayuga Letter Agreement.  In addition, as a result of the  transfer of interests by the private  partnerships,  this will  acknowledge that the parties to the April 3rd, 2003 Letter  Agreement have agreed to release
Mr. Berman and Mr. Tahbaz from their rights and responsibilities under the April
3rd,  2003  Letter  Agreement.  As a result,  the  parties to the Land  Purchase
Agreement  are and will  continue to be the  Authority  and  Monticello  Raceway
Management, Inc., and these parties, together with the Cayuga Nation of New York and Empire  Resorts,  Inc. are and will  continue to be the parties to the April
3rd, 2003 Letter Agreement.

            Recently,  representatives  of Empire  Resorts,  Inc. and the Cayuga
Nation of New York met and agreed to extend the Land Purchase  Agreement and the
April 3rd, 2003 Letter Agreement. Accordingly, this letter will also acknowledge that the parties to the Land  Purchase  Agreement  hereby  agree that in Section
9.01 of the Land Purchase Agreement, the date "December 31, 2004" is deleted and replaced with "December 31, 2005."  Further,  the parties to the April 3rd, 2003
Letter  Agreement  hereby agree that in  Paragraphs  11 and 12 of the April 3rd,
2003 Letter Agreement, in each instance, the date "December 31, 2004" is deleted and replaced with "December 31, 2005."

June 29, 2005                                                204 STATE ROUTE 17B
Page 2 of 2                                                 MONTICELLO, NY 12701
                                                           PHONE: (845) 807-0001
                                                             FAX: (845) 807-0000

            Except as expressly amended hereby,  all of the terms and conditions of the Land  Purchase  Agreement  and the Cayuga  Letter  Agreement  will remain unchanged  and in full  force and  effect  and  remain  the basic  understanding between  the  parties.  This  letter  agreement  may  be  executed  in  multiple counterparts,  each of  which  shall be  deemed  an  original,  but all of which together shall constitute one and the same Agreement.

            In signing this letter, I am  acknowledging  the agreement of Empire
Resorts,  Inc. to these arrangements.  In addition,  Robert Berman, Morad Tahbaz and authorized  representatives of Catskill and Monticello  Raceway  Management,
Inc.  have signed to indicate  their  agreement.  If the terms  described  below properly  reflect your  understandings  with us,  please sign in the  respective spaces provided for the Nation and the Authority below.

                                                Very truly yours,

                                                EMPIRE RESORTS, INC

                                                By: /s/ David P. Hanlon
                                                    ---------------------------------
                                                    Name:  David P. Hanlon
                                                    Title: Chief Executive Officer

ACKNOWLEDGED AND AGREED:

CAYUGA NATION OF NEW YORK                       CATSKILL DEVELOPMENT, L.L.C.

By: /s/ Michael Wheeler                         By: /s/ Robert A. Berman
    ---------------------------------               ---------------------------------
    Name:                                           Name:  Robert A. Berman
    Title:                                          Title: Manager

CAYUGA CATSKILL                                 MONTICELLO RACEWAY
GAMING AUTHORITY                                MANAGEMENT, INC.

By: /s/ Timothy J. Twoguns                      By: /s/ David P. Hanlon
    ---------------------------------               ---------------------------------
    Name:  Timothy J. Twoguns                       Name:  David P. Hanlon
    Title:                                          Title: Director

/s/ Robert A. Berman                            /s/ Morad Tahbaz
-------------------------------------           -------------------------------------
ROBERT A. BERMAN                                MORAD TAHBAZ